SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Unconstrained Income Fund

The following information is added under the “Management Fee” sub‐heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

The fund may invest in other mutual funds advised by the Advisor and its affiliates (“affiliated mutual funds”). In the case of an investment in DWS Floating Rate Fund, the Advisor has agreed to apply a management fee credit to the fund equal to the management fee of DWS Floating Rate Fund, as applied to the amount of assets invested by the fund in DWS Floating Rate Fund.

Please Retain This Supplement for Future Reference

August 8, 2014 PROSTKR‐424